Exhibit 99.2

Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts, unaudited)	Mar 31,	Dec 31,	Mar 31,
	2009	2008	2008
ASSETS:
Cash and due from banks	$167,937	$140,295	$181,333
Investments and mortgage-backed securities ("MBS") available for sale	2,733,541	2,639,290	2,143,950
Investments held to maturity	174,790	175,830	172,874
Loans receivable, net	8,683,919	8,807,094	9,119,942
Loans held for sale (at fair value: $160,261, $112,191 and $67,048)	162,148	112,777	110,481
Other real estate owned, net ("OREO")	83,557	62,320	13,027
Office properties and equipment, net	93,322	93,195	92,218
Bank owned life insurance ("BOLI")	158,944	157,236	152,794
Goodwill, net	227,558	227,558	451,249
Other intangible assets, net	25,501	26,725	30,401
Prepaid expenses and other assets, net	308,410	348,396	222,884
Total assets	$12,819,627	$12,790,716	$12,691,153

LIABILITIES:
Deposits	$8,488,034	$8,350,407	$7,840,784
Advances from Federal Home Loan Bank	1,573,618	1,726,549	1,915,789
Repurchase agreements and fed funds	1,222,162	1,163,023	1,333,505
Other borrowings	248,277	248,276	248,273
Accrued expenses and other liabilities	165,904	161,425	161,416
Total liabilities	11,697,995	11,649,680	11,499,767

SHAREHOLDERS' EQUITY:
Preferred stock	292,524	291,964	0
Common stock	52,400	52,134	51,863
Additional paid-in capital	909,586	909,386	894,679
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(13,504)	(17,866)	(10,591)
Retained earnings	(119,374)	(94,582)	255,435
Total shareholders' equity	1,121,632	1,141,036	1,191,386
Total liabilities and shareholders' equity	$12,819,627	$12,790,716	$12,691,153
Book value per common share	$15.82	$16.29	$22.97
Tangible book value per common share (2)	$10.99	$11.41	$13.68
Common shares outstanding at end of period	52,399,631	52,134,030	51,863,067
Shareholders' equity to total assets	8.75%	8.92%	9.39%
Tangible shareholders' equity to tangible assets (3)	6.91%	7.07%	5.81%
Tangible common shareholders' equity to tangible assets (4)	4.58%	4.74%	5.81%

(1) Net of deferred income taxes.

(2) Common equity less goodwill and other intangible assets divided by common shares outstanding.

(3) Shareholders' equity less goodwill and other intangible assets divided by assets less goodwill and other intangible assets.

(4) Excludes preferred equity from tangible shareholders' equity to tangible assets ratio.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(in thousands, except per share amounts, unaudited)	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2009	2008	2008
INTEREST INCOME:
Loans	$126,238	$137,216	$162,120
Mortgage-backed securities	29,880	27,559	24,499
Investments and cash	3,328	4,335	2,364
Total interest income	159,446	169,110	188,983

INTEREST EXPENSE:
Deposits	48,314	56,928	62,870
Borrowings	23,469	28,844	34,026
Total interest expense	71,783	85,772	96,896
Net interest income	87,663	83,338	92,087
Provision for credit losses	(65,865)	(228,517)	(37,143)
Net interest income after provision	21,798	(145,179)	54,944

NONINTEREST INCOME:
Fees and service charges	13,840	14,377	14,151
Mortgage banking operations	13,308	6,792	6,198
Loan servicing fees	218	(855)	(148)
OREO	(4,478)	(19,545)	(106)
BOLI	1,406	711	1,466
Other	8,539	949	(399)
Total noninterest income	32,833	2,429	21,162

NONINTEREST EXPENSES:
Employee compensation and benefits	40,188	37,259	40,890
Occupancy and equipment	11,242	11,070	11,532
Amortization of core deposit intangibles	1,225	1,224	1,226
Other	22,855	20,103	18,459
Noninterest expenses before impairment charge	75,510	69,656	72,107
Goodwill impairment	0	223,765	0
Total noninterest expenses	75,510	293,421	72,107
Income (loss) before income taxes	(20,879)	(436,171)	3,999
Income tax benefit (provision)	436	81,088	(1,123)
Net income (loss)	(20,443)	(355,083)	2,876
Preferred stock dividend	(4,347)	(1,208)	0
Net income (loss) applicable to common shareholders	$(24,790)	$(356,291)	$2,876
Earnings per common share - basic	$(0.48)	$(6.87)	$0.06
Earnings per common share - diluted	$(0.48)	$(6.87)	$0.06
Core earnings (1)	$(24,790)	$(132,526)	$2,876
Core earnings per common share - basic (1)	$(0.48)	$(2.56)	$0.06
Core earnings per common share - diluted (1)	$(0.48)	$(2.56)	$0.06
Average common shares outstanding - basic	51,896,149	51,848,814	51,526,332
Average common shares outstanding - diluted	51,896,149	51,848,814	51,786,038

(1) See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2009	2008	2008
LOAN ORIGINATIONS:
Residential real estate	$710,564	$341,043	$411,116
Multifamily real estate	36,774	39,026	41,386
Commercial real estate	19,168	74,989	64,517
Construction:
Residential	7,244	33,984	192,361
Multifamily	0	13,050	0
Commercial	11,035	35,350	71,920
Total construction	18,279	82,384	264,281
Consumer - direct	48,547	48,815	81,603
Consumer - indirect	30,753	30,935	71,681
Commercial banking	106,437	102,672	148,685
Total loan origination volume	$970,522	$719,864	$1,083,269

PERFORMANCE RATIOS:
Return on assets	-0.65%	-11.04%	0.09%
Return on assets, core (1)	-0.65%	-4.08%	0.09%
Return on common equity	-11.9%	-128.0%	1.0%
Return on common equity, core (1)	-11.9%	-47.6%	1.0%
Return on common tangible equity (2)	-17.0%	-224.7%	1.6%
Return on common tangible equity, core (1)(2)	-17.0%	-83.6%	1.6%
Operating efficiency	62.7%	342.1%	63.7%
Operating efficiency, core (1)	62.7%	81.2%	63.7%
Non interest expense to assets	2.40%	9.12%	2.33%
Non interest expense to assets, core (1)	2.40%	2.17%	2.33%
Average assets	$12,769,750	$12,794,718	$12,444,665
Average common equity	$846,417	$1,107,158	$1,192,461
Average common tangible equity (2)	$592,601	$630,831	$709,139

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	9.1%	9.2%	8.1%
Tier 1 (to risk-weighted assets)	11.7%	11.7%	9.7%
Total (to risk-weighted assets)	13.0%	13.0%	11.0%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.5%	8.3%	8.1%
Tier 1 (to risk-weighted assets)	10.8%	10.6%	9.6%
Total (to risk-weighted assets)	12.1%	11.8%	10.9%

OTHER:
Sales of financial products	$28,899	$36,879	$49,725
FTE employees at end of period (whole numbers)	2,518	2,481	2,557

(1) See Exhibit A.

(2) Average common tangible equity is average common equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Mar 31,	Dec 31,	Mar 31,
	2009	2008	2008
LOAN PORTFOLIO DETAIL:
Residential real estate	$894,886	$867,384	$761,887
Multifamily real estate	508,799	477,615	407,673
Commercial real estate	1,386,631	1,364,885	1,247,472
Construction:
Residential	1,326,239	1,455,860	1,937,713
Multifamily	290,636	324,818	288,629
Commercial	740,014	754,017	786,412
Total construction	2,356,889	2,534,695	3,012,754
Consumer - direct	842,001	859,222	800,048
Consumer - indirect	378,075	389,298	402,520
Commercial banking	2,534,836	2,532,158	2,647,969
Gross loans receivable	8,902,117	9,025,257	9,280,323
Deferred loan fees, net	(9,213)	(9,798)	(15,372)
Allowance for losses on loans	(208,985)	(208,365)	(145,009)
Net loans receivable	$8,683,919	$8,807,094	$9,119,942

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA
(in thousands, unaudited)	Mar 31,	Dec 31,	Mar 31,
	2009	2008	2008
ALLOWANCE FOR CREDIT LOSSES:
Allowance - loans, beginning of quarter	$208,365	$177,307	$111,026
Provision	65,865	228,517	37,143
Net charge-offs	(65,245)	(182,459)	(3,222)
Transfers	0	(15,000)	62
Allowance - loans, end of quarter	208,985	208,365	145,009
Allowance - unfunded commitments, beginning of quarter	21,334	6,365	6,306
Provision	0	9	21
Charge-offs	0	(40)	0
Transfers	0	15,000	(62)
Allowance - unfunded commitments, end of quarter	21,334	21,334	6,265
Total credit allowance	$230,319	$229,699	$151,274
Net charge-offs to average net loans (annualized)	2.84%	7.80%	0.14%
Net charge-offs to average net loans (ytd)	0.70%	2.37%	0.03%
Loan loss allowance to total loans	2.35%	2.31%	1.57%
Total credit allowance to total loans	2.59%	2.55%	1.63%
Loan loss allowance to nonperforming loans	36.7%	39.3%	69.0%
Loan loss allowance to nonperforming loans excluding nonaccrual loans carried at fair value	86.4%	86.5%	69.0%
Total allowance to nonperforming loans	40.4%	43.3%	72.0%

NONPERFORMING ASSETS:
Past 90 days due	$0	$0	$0
Nonaccrual loans	485,158	474,172	209,850
Restructured loans	84,281	56,618	207
Total nonperforming loans	569,439	530,790	210,057
OREO	100,512	79,875	13,027
Total nonperforming assets (NPA)	669,951	610,665	223,084
Specific reserve on nonperforming assets	(16,970)	(19,535)	(19,084)
Net nonperforming assets	$652,981	$591,130	$204,000
Nonperforming loans to loans	6.40%	5.89%	2.26%
NPA to total assets	5.23%	4.77%	1.76%
Loan delinquency ratio (60 days and over)	5.24%	4.86%	2.38%
Classified assets	$1,070,383	$984,875	$402,793
Classified assets/total assets	8.35%	7.70%	3.17%

Nonperforming assets by collateral type:
Residential real estate	$50,420	$46,043	$3,900
Multifamily real estate	6,020	4,757	2,026
Commercial real estate	19,256	7,753	4,556
Construction:
Residential	453,383	410,338	168,429
Multifamily	800	3,894	0
Commercial	78,088	70,607	9,847
Total Construction	532,271	484,839	178,276
Consumer - direct	5,302	5,053	2,037
Consumer - indirect	564	700	808
Commercial banking	56,118	61,520	31,481
Total nonperforming assets	$669,951	$610,665	$223,084

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$847,064	$449,060	$462,768
Noninterest-bearing transaction accounts	935,659	897,198	887,129
Savings and money market demand accounts	1,767,136	2,113,425	2,226,090
Time deposits	4,938,175	4,890,724	4,264,797
Total deposits	$8,488,034	$8,350,407	$7,840,784
Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	44,425	45,083	47,140
Noninterest-bearing transaction accounts	156,738	154,038	150,210
Total transaction accounts	201,163	199,121	197,350

Sterling Financial Corporation
AVERAGE BALANCE AND RATE
(in thousands, unaudited)	Three Months Ended
	March 31, 2009			December 31, 2008			March 31, 2008
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$5,533,645	$71,673	5.25%	$5,476,617	$79,623	5.78%	$5,436,297	$95,381	7.06%
Commercial and consumer	3,787,020	54,696	5.86%	3,829,468	57,728	6.00%	3,833,230	66,881	7.02%
Total loans	9,320,665	126,369	5.50%	9,306,085	137,351	5.87%	9,269,527	162,262	7.04%
MBS	2,385,219	29,880	5.08%	2,157,600	27,559	5.08%	1,976,815	24,499	4.98%
Investments and cash	432,956	4,368	4.09%	529,845	5,304	3.98%	306,443	3,193	4.19%
Total interest-earning assets	12,138,840	160,617	5.37%	11,993,530	170,214	5.65%	11,552,785	189,954	6.61%
Noninterest-earning assets	630,910			801,188			891,880
Total average assets	$12,769,750			$12,794,718			$12,444,665

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,479,222	292	0.08%	$1,327,354	272	0.08%	$1,304,317	419	0.13%
Savings	1,953,228	5,555	1.15%	2,099,436	10,207	1.93%	2,236,228	13,780	2.48%
Time deposits	4,922,202	42,467	3.50%	4,959,533	46,449	3.73%	4,169,033	48,671	4.70%
Total deposits	8,354,652	48,314	2.35%	8,386,323	56,928	2.70%	7,709,578	62,870	3.28%
Borrowings	3,082,453	23,469	3.09%	3,145,202	28,844	3.65%	3,357,477	34,026	4.08%
Total interest-bearing liabilities	11,437,105	71,783	2.55%	11,531,525	85,772	2.96%	11,067,055	96,896	3.52%
Noninterest-bearing liabilities	194,070			70,395			185,149
Total average liabilities	11,631,175			11,601,920			11,252,204
Total average equity	1,138,575			1,192,798			1,192,461
Total average liabilities and equity	$12,769,750			$12,794,718			$12,444,665
Tax equivalent net interest income and spread		$88,834	2.82%		$84,442	2.69%		$93,058	3.09%
Tax equivalent net interest margin			2.97%			2.80%			3.24%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE
(in thousands, unaudited)	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2009	2008	2008
CORE EARNINGS: (1)
Net income available to common shareholders	$(24,790)	$(356,291)	$2,876
Goodwill impairment, net of tax	0	223,765	0
Core earnings	$(24,790)	$(132,526)	$2,876

EARNINGS PER COMMON SHARE - BASIC, CORE: (1)
Earnings per common share - basic	$(0.48)	$(6.87)	$0.06
Goodwill impairment, net of tax	0.00	4.31	0.00
Core earnings per common share - basic	$(0.48)	$(2.56)	$0.06

EARNINGS PER COMMON SHARE - DILUTED, CORE: (1)
Earnings per common share - diluted	$(0.48)	$(6.87)	$0.06
Goodwill impairment, net of tax	0.00	4.31	0.00
Core earnings per common share - diluted	$(0.48)	$(2.56)	$0.06

RETURN ON ASSETS, CORE: (1)
Return on assets	-0.65%	-11.04%	0.09%
Goodwill impairment, net of tax	0.00%	6.96%	0.00%
Core return on assets	-0.65%	-4.08%	0.09%

RETURN ON COMMON EQUITY, CORE: (1)
Return on common equity	-11.9%	-128.0%	1.0%
Goodwill impairment, net of tax	0.0%	80.4%	0.0%
Core return on common equity	-11.9%	-47.6%	1.0%

RETURN ON COMMON TANGIBLE EQUITY, CORE: (1)
Return on common tangible equity	-17.0%	-224.7%	1.6%
Goodwill impairment, net of tax	0.0%	141.1%	0.0%
Core return on common tangible equity	-17.0%	-83.6%	1.6%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency	62.7%	342.1%	63.7%
Goodwill impairment, net of tax	0.0%	(260.9%)	0.0%
Core operating efficiency	62.7%	81.2%	63.7%

NON INTEREST EXPENSE TO ASSETS, CORE: (1)
Non interest expense to assets	2.40%	9.12%	2.33%
Goodwill impairment, net of tax	0.00%	(6.95%)	0.00%
Core non interest expense to assets	2.40%	2.17%	2.33%

(1) Core earnings excludes the 2008 charge related to the impairment of goodwill. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant's financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

CONTACT:
Investor Contacts:
Sterling Financial Corporation
Daniel G. Byrne, 509-458-3711
EVP/Chief Financial Officer
or
Deborah L. Wardwell, 509-354-8165
VP/Investor Relations Director
or
Media Contact:
Sterling Savings Bank
Cara Coon, 509-626-5348
VP/Communications Manager